SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
March 31, 2006

Community Trust Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Kentucky	61-0979818
(State or other jurisdiction of	(IRS Employer Identification Number)
Incorporation or organization)

346 North Mayo Trail
Pikeville, Kentucky	41501
(Address of principal executive offices)	(Zip code)

(606) 432-1414
(Registrant's telephone number, including area code)

Item 2.02. Results of Operations and Financial Condition--Issuance of Press Release on Earnings for Quarter Ended March 31, 2006 provided under Items 2.02 and 7.01 of Form 8-K

Community Trust Bancorp, Inc. announces earnings for the quarter ended March 31, 2006 in press release dated April 18, 2006.

See Exhibit 1.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMUNITY TRUST BANCORP, INC.

By:

Date:	April 18, 2006	/s/ Jean R. Hale
Jean R. Hale
Chairman, President and Chief Executive Officer